SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C.  20549


                            FORM 8-K


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934




       Date of Earliest Event Reported:  February 12, 1996


                    Jefferson-Pilot Corporation
      (Exact name of registrant as specified in its charter)



       North Carolina            1-5955          56-0896180
(State or other jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)  Identification No.)




 100 North Greene Street, Greensboro, North Carolina     27401
       (Address of principal executive offices)        (Zip Code)




                         (910) 691-3691
       (Registrant's telephone number, including area code)

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Item 4.   Change in Registrant's Certifying Accountant

On February 12, 1996 the Jefferson-Pilot Corporation Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as the independent public accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for the fiscal year ending December 31, 1996.

Previously, the financial statements have been audited by McGladrey & Pullen, LLP ("McGladrey"). The change reflects the Corporation's increasing size (assets more than doubled in 1995, principally through acquisitions) and growing needs for nationwide life insurance industry resources for both auditing and other services particularly those related to acquisitions. The change was made following a selection process in which McGladrey chose not to participate although it remained willing to serve as the auditors based on its existing life insurance industry resources.

The report of McGladrey on the Corporation's financial statements for 1994 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding a change of method of accounting for investments in debt and marketable equity securities, which resulted from the Corporation's adoption of SFAS 115 effective January 1, 1994.

Since January 1, 1994 there have been no disagreements between the Corporation and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

As reported in a Form 8-K filed for October 6, 1995, the Corporation acquired Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") and certain of its affiliates from an affiliate of Household International, Inc. Arthur Andersen LLP ("Andersen") is the independent accountant who had been auditing Alexander Hamilton prior to the acquisition. Under the SEC's reporting rules, the change to Ernst & Young LLP for the consolidated audit in 1996 constitutes the "dismissal" of Andersen as the independent accountant who was previously engaged to audit a significant subsidiary, Alexander Hamilton, and its subsidiaries, and on whom McGladrey will be expressing reliance (with respect to the inclusion of Alexander Hamilton following the acquisition) in its report on the Corporation's consolidated financial statements for the fiscal year ended December 31, 1995.

It is expected that McGladrey will issue a report on the consolidated financial statements in the immediate future.

Since the date of the acquisition there have been no disagreements between Alexander Hamilton or the Corporation and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Confirming letters from both firms are attached as Exhibit 16.


Item 7.   Financial Statements and Exhibits


Exhibit 16

1.   Letter from McGladrey & Pullen, LLP, dated February 16,
1996.

2.   Letter from Arthur Andersen LLP, dated February 13, 1996.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JEFFERSON-PILOT CORPORATION


                              By:     /s/Robert A. Reed


                              (name)  Robert A. Reed


                              (title) Vice President


Date:  February 16, 1996



                        Index to Exhibits

Exhibit No.    Description                             Page

    1          Letter from McGladrey & Pullen, LLP,
               dated February 16, 1996                   4

    2          Letter from Arthur Andersen LLP,
               dated February 13, 1996                   5
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